AMENDMENT NO. 2 TO THE
                            CREDIT AGREEMENT

                                        Dated as of April 2, 2001

     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among Captain D's, Inc., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent") for the Lenders.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of September 6, 2000, as amended by Amendment No. 1 and Waiver to the Credit Agreement dated as of January 26, 2001 (such agreement as so amended, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. Section 5.01(x)(i) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by (i) deleting the words "Within 210 days after the Closing Date" at the beginning thereof and substituting for such words the words "No later than August 31, 2001" and (ii) adding at the end thereof the following proviso:

       "provided, however, that in the event that the Borrower obtains and accepts one or more financing commitments on or before June 30, 2001 for the refinancing and prepayment in full of the Facilities on or prior to September 30, 2001, in form and substance, and from financing providers, reasonably acceptable to the Administrative Agent, the Borrower shall not be required to comply with the requirements of this Section 5.01(x)(i); provided, further, however, that if such refinancing and prepayment of the Facilities does not occur on or before September 30, 2001, the Borrower shall comply with the requirements of this Section 5.01(x)(i) no later than October 31, 2001.

     SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required




                                    2

Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and the consent attached hereto executed by each of the parties thereto. The effectiveness of this Amendment is conditioned on the accuracy of the factual matters described herein. This Amendment is subject to the provisions of
Section 8.01 of the Credit Agreement.

     SECTION 3. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.




     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     CAPTAIN D'S, INC.

                                     By /s/ F.E. McDaniel, Jr.
                                        ---------------------------------
                                        Title: V.P.

                                     BANK OF AMERICA, N.A.,
                                     as Administrative Agent and as Lender

                                     By /s/ Richard G. Parkhurst, Jr.
                                        ---------------------------------
                                        Title: Managing Director




                                     VAN KAMPEN SENIOR
                                     INCOME TRUST
                                     By: Van Kampen Investment
                                     Advisory Corp.


                                     By  /s/ Darvin D. Pierce
                                         --------------------------------
                                         Name: Darvin D. Pierce
                                         Title: Principal


                                     VAN KAMPEN SENIOR
                                     FLOATING RATE FUND
                                     By: Van Kampen Investment
                                     Advisory Corp.


                                     By /s/ Darvin D. Pierce
                                        ---------------------------------
                                        Name: Darvin D. Pierce
                                        Title: Principal


                                     VAN KAMPEN PRIME RATE
                                     INCOME TRUST
                                     By: Van Kampen Investment
                                     Advisory Corp.


                                     By /s/ Darvin D. Pierce
                                        ---------------------------------
                                        Name: Darvin D. Pierce
                                        Title: Principal



                                     CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC.
                                     As: Attorney-in-Fact and on behalf of
                                     First Allmerica Financial Life Insurance
                                     Company as Portfolio Manager


                                     By /s/ Jeffrey W. Heuer
                                        ---------------------------------
                                        Name: Jeffrey W. Heuer
                                        Title: Principal


                                     NORTH AMERICA SENIOR FLOATING RATE FUND
                                     By: CypressTree Investment Management
                                     Company, Inc. as Portfolio Manager


                                     By /s/ Jeffrey W. Heuer
                                        ---------------------------------
                                        Name: Jeffrey W. Heuer
                                        Title: Principal


                                     CYPRESSTREE INVESTMENT PARTNERS I, LTD

                                     By: CypressTree Investment Management
                                     Company, Inc. as Portfolio Manager


                                     By /s/ Jeffrey W. Heuer
                                        ---------------------------------
                                        Name: Jeffrey W. Heuer
                                        Title: Principal

                                     KZH STERLING LLC


                                     By /s/ Susan Lee
                                        ---------------------------------
                                        Name:  Susan Lee
                                        Title:  Authorized Agent

                                     KZH CYPRESSTREE-1 LLC


                                     By /s/ Susan Lee
                                        --------------------------------
                                        Name: Susan Lee
                                        Title: Authorized Agent




                                     ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                                     By: ING Pilgrim Investments, as its
                                     investment manager


                                     By /s/ Michel Prince
                                        ---------------------------------
                                        Name: Michel Prince, CFA
                                        Title: Vice President


                                     ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                     By: ING Pilgrim Investments, as its
                                     investment manager


                                     By /s/ Michel Prince
                                        ---------------------------------
                                        Name: Michel Prince, CFA
                                        Title: Vice President


                                     ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                                     By: ING Pilgrim Investments, as its
                                     investment manager


                                     By /s/ Michel Prince
                                        ---------------------------------
                                        Name: Michel Prince, CFA
                                        Title: Vice President



                                     BALANCED HIGH-YIELD FUND I, LTD.

                                     By: ING Capital Advisors LLC,
                                         as Asset Manager


                                     By /s/ Michael J. Campbell
                                        ---------------------------------
                                        Name: Michael J. Campbell
                                        Title: Managing Director


                                     SEQUILS I, LTD.

                                     By:  TCW Advisors, Inc., as its
                                     Collateral Manager


                                     By /s/ Mara Gold
                                        ---------------------------------
                                        Name: Mara Gold
                                        Title: Managing Director


                                     By /s/
                                        ---------------------------------
                                        Name:
                                        Title: Vice President




                                     SEQUILS IV, LTD.

                                     By:  TCW Advisors, Inc., as its
                                     Collateral Manager


                                     By /s/ Mara Gold
                                        ---------------------------------
                                        Name: Mara Gold
                                        Title: Managing Director


                                     By /s/
                                        ---------------------------------
                                        Name:
                                        Title: Vice President


                                     TRANSAMERICA BUSINESS CAPITAL
                                     CORPORATION


                                     By /s/ Stephen Goetschius
                                        ---------------------------------
                                        Name: Stephen Goetschius
                                        Title: Sr. Vice President


                                     CAPTIVA II FINANCE, LTD.


                                     By /s/ David Dyer
                                        ---------------------------------
                                        Name:  David Dyer
                                        Title: Director

                                 CONSENT

                                    Dated as of April 2, 2001

     Each of the undersigned, Captain D's, Inc., a Delaware corporation, Shoney's Inc., a Tennessee corporation (and the successor by merger to TPI Restaurants, Inc., a Tennessee corporation), SHN Properties, LLC, a Delaware limited liability company, Captain D's Realty, LLC, a Delaware limited liability company and Beverage Sales, Inc., a Delaware corporation, to the extent it is (i) a Grantor under the Security Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), (ii) a Grantor under the Intellectual Property Security Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties, (iii) a Pledgor under the Pledge Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties and (iv) a Subsidiary Guarantor under the Subsidiary Guaranty dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each of the Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment) to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in such Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                    CAPTAIN D'S, INC.

                                    By: /s/ F.E. McDaniel, Jr.
                                        -------------------------------
                                        Title: V.P.

                                    SHONEY'S, INC.


                                    By: /s/ F.E. McDaniel, Jr.
                                        --------------------------------
                                        Title: V.P. - Finance


                                    SHN PROPERTIES, LLC

                                    By: Captain D's, Inc., as Managing Member


                                    By: /s/ F.E. McDaniel, Jr.
                                        ---------------------------------
                                        Title: V.P.


                                    CAPTAIN D's REALTY, LLC

                                    By: Captain D's, Inc., as Managing Member


                                    By: /s/ F.E. McDaniel, Jr.
                                        ---------------------------------
                                        Title: V.P.

                                    BEVERAGES SALES, INC.


                                    By: /s/ Farbood Azari
                                        ---------------------------------
                                        Title: President